SUPPLEMENT TO

CALVERT TAX-FREE RESERVES (“CTFR”)
Money Market Portfolio

Statement of Additional Information dated April 30, 2009

Date of Supplement:  June 16, 2009

CTFR Money Market Portfolio’s Institutional Class will be closed at the close of business on or about June 30, 2009.

Effective June 30, 2009, all references in the Statement of Additional Information to the Portfolio’s Institutional Class are no longer applicable.